UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) April 21, 2004

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16014 (Commission File Number)	23-2417713 (IRS Employer Identification No.)

5619 DTC Parkway – Greenwood Village, CO            80111
        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (303) 268-6300

Item 7.    Financial Statement and Exhibits.

(c)    Exhibits.

Exhibit No.	Description
99.1	Commitment Letter, dated April 16, 2004, among the Company (as defined below), certain subsidiaries of the Company identified therein, JPMorgan Chase Bank, Citicorp North America, Inc., J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., regarding the Extended DIP Facility (as defined below)
99.2	Form of Second Amended and Restated Credit and Guaranty Agreement, to be entered into among the Company, certain subsidiaries thereof and certain financial institutions to be named therein

Item 9.    Regulation FD Disclosure.

On April 21, 2004, Adelphia Communications Corporation (the "Company") and certain of its subsidiaries filed a motion with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") seeking an order of the Bankruptcy Court authorizing and approving a form of Second Amended and Restated Credit and Guaranty Agreement (the "Extended DIP Facility") and a related commitment letter (the "Extended DIP Facility Commitment Letter") and fee letter, each dated April 16, 2004, and the payment of related fees and expenses. The terms of the Extended DIP Facility provide for, among other things, (i) the extension of the maturity date from June 25, 2004, the maturity date under the Company's existing debtor-in-possession credit facility (the "Existing DIP Facility"), to March 31, 2005 and (ii) a decrease in the aggregate commitments of the lenders from $1.5 billion, representing the aggregate commitments of the lenders under the Existing DIP Facility, to $1.0 billion.

Copies of the Extended DIP Facility Commitment Letter and the form of Extended DIP Facility, each in the form filed with the Bankruptcy Court, are included herewith as Exhibits 99.1 and 99.2, respectively.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 9 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by management of the Company during the time it was controlled by the Rigas family: (a) the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Annual Report on Form 10-K for the years ended December 31, 2003, 2002 and 2001; (b) the Company's former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2003, June 30, 2003 and March 31, 2003; (d) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2002, June 30, 2002 and March 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and its interim financial statements for 2001 and possibly other periods. New management took control of the Company in May 2002, retained new independent auditors and began the preparation of financial statements for the periods in question. Current management believes that the public information provided by certain members of the Rigas family on other matters of interest to investors, such as the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards, was unreliable. Until the completion of the restatement and the disclosure of restated financial results, previously reported financial information and other public information provided by the Rigas family should not be relied upon. The Company is working to complete the restatement as promptly as possible and to obtain the opinion of its independent auditors on such restated financial statements. Receipt of an audit opinion with respect to the restated financial statements is a condition to consummation of the Company's proposed plan of reorganization.

Cautionary Statement Regarding Forward-Looking Statements

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, restructuring and financing plans, including the consummation of the transactions contemplated by the Extended DIP Facility Commitment Letter and the form of Extended DIP Facility, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include the Company's pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, customer response to repackaged services, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2004

ADELPHIA COMMUNICATIONS CORPORATION (Registrant)
By:	/s/ Vanessa Wittman
Vanessa Wittman, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Commitment Letter, dated April 16, 2004, among Adelphia Communications Corporation (the "Company"), certain subsidiaries of the Company identified therein, JPMorgan Chase Bank, Citicorp North America, Inc., J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., regarding the Extended DIP Facility
99.2	Form of Second Amended and Restated Credit and Guaranty Agreement, to be entered into among the Company, certain subsidiaries thereof and certain financial institutions to be named therein (the "Extended DIP Facility")